EXHIBIT 10.21
CFG Voluntary Executive Deferred Compensation Plan
Fourth Plan Amendment

Effective January 1, 2022, Schedule I to the CFG Voluntary Executive Deferred Compensation Plan Amended and Restated September 1, 2014 (the “Plan”), is hereby amended to read as follows:

SCHEDULE I

EMPLOYERS EFFECTIVE JANUARY 1, 2022

The following list represents the Participating Employers, based on the nomenclature and corporate organization of each such employer as of the respective dates each such employer became a Participating Employer.

Citizens Bank of Pennsylvania
Citizens Bank, NA
Citizens Asset Finance, Inc.
CCO Investment Services, Corp.
Citizens Financial Group, Inc.
CSB Investment Corporation
Franklin American Mortgage Company
Clarfeld Financial Advisors, LLC
Bowstring Advisors
Trinity Capital
Willamette Management Associates, Inc.
JMP Group, Inc.

Except as amended herein, the Plan is confirmed in all other respects.

Executed this 6th day of December 2021 by and on behalf of Citizens Financial Group, Inc. by its duly authorized officer.

Citizens Financial Group, Inc.

By:    /s/ Sal J. Di Liberti
Name: Sal J. Di Liberti, Head of Benefits
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